Novus Investor Presentation Exhibit 99.1

Forward-Looking Statements This presentation contains forward‐looking statements that involves substantial risks and uncertainties. Any statements about the company’s future expectations, plans and prospects, including statements about its strategy, future operations, development of its product candidates, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “estimates,” “intends,” “predicts,” “projects,” “targets,” “could,” “may,” and similar expressions, constitute forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, although not all forward‐looking statements include such identifying words. Forward‐looking statements include, but are not limited to statements regarding: expectations regarding the timing for the commencement and completion of product development or clinical trials; the rate and degree of market acceptance and clinical utility of the company’s products; the company’s commercialization, marketing and manufacturing capabilities and strategy; the company’s intellectual property position and strategy; the company’s ability to identify additional products or product candidates with significant commercial potential; the company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; developments relating to the company’s competitors and industry; and the impact of government laws and regulations. Actual results may differ materially from those indicated by such forward‐looking statements as a result of various important factors, including: the ability to develop commercially viable product formulations; the sufficiency of the company’s cash resources; the ability to obtain necessary regulatory and ethics approvals to commence additional clinical trials; whether data from early clinical trials will be indicative of the data that will be obtained from future clinical trials; whether the results of clinical trials will warrant submission for regulatory approval of any investigational product; whether any such submission will receive approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies and, if we are able to obtain such approval for an investigational product, whether it will be successfully distributed and marketed. These risks and uncertainties, as well as other risks and uncertainties that could cause the company’s actual results to differ significantly from the forward‐looking statements contained herein, are discussed in our quarterly report on Form 10‐Q for the quarter ended September 30, 2018, as well as other filings with the SEC which can be found at www.sec.gov. Any forward‐looking statements contained in this presentation speak only as of the date hereof and not of any future date, and the company expressly disclaims any intent to update any forward‐looking statements, whether as a result of new information, future events or otherwise.

Large market opportunity Global incidence of 700+ million cases annually Experienced management team Track record of successfully developing products and creating value (Avanir, Allergan, Questcor, etc.) Clinical milestones Four OP0201 clinical trials planned for 2019, including three clinical trials that will explore efficacy Two platform technologies Clinical-stage specialty pharmaceutical company with two platform technologies (OP01xx and OP02xx) First‐in‐class treatment Lead asset is a novel, surfactant-based intranasal drug product being developed for otitis media Unmet clinical need No approved drugs products for treatment of otitis media or prevention of recurrent/chronic otitis media Corporate Profile

Otitis Media

Overview of Otitis Media Monasta et al, PLoS ONE 2012;7:e36226 Tong et al. BMC Health Services Research (2018) 18:318 Acute otitis media or “AOM” is middle ear inflammation and effusion with signs and symptoms of infection (bulging eardrum, pain, etc.) Recurrent AOM or ”RAOM” is defined as 3 or more AOM episodes in 6-months or 4 or more episodes in 12-months Otitis media with effusion or “OME” is middle ear inflammation and effusion without signs and symptoms of infection Chronic OME or “COME” is defined as 3 or more months of persistent OME Global incidence of 700+ million cases annually with over half occurring in children under five years old1 40% of children will have 6 or more episodes by age 7 More than 15 million physician office visits annually in the U.S.2 Otitis media (OM) is an umbrella term that encompasses a spectrum of inflammatory diseases of the middle ear

OM occurs due to inflammation of the nasopharynx and Eustachian tube (bacterial/viral infections, allergies, etc.) Normal Middle Ear Eardrum Auditory bones Eustachian tube Otitis Media Middle ear fluid Pathophysiology of Otitis Media (OM)

Current Management of Otitis Media Surgery to insert ventilation tubes into the eardrum has become the standard of care 1 million surgeries performed annually in the U.S.3 $5+ Billion Spent annually on management in the U.S. alone1 Antibiotics are frequently prescribed (over-prescribed) Antibiotics do not treat OME or prevent recurrent episodes of AOM (RAOM) AAO-HNS, AAP, and AAFP guidelines recommend against antibiotics in OME2 Casey et al, Clin Pediatr (Phila) 2014;53:865-873 Rosenfeld et al, Otolaryngol Head Neck Surg 2016;154(1S):S1-S41 Kesser et al, Surgery of Ventilation and Mucosal Disease 2010;(6):73-91

Novus conducted quantitative market research with 50 Pediatricians (“PED”) and 30 Otolaryngologists (“ENT”) to better understand the current management of otitis media and the potential utilization of OP0201 for otitis media U.S. Market Research (Management of Otitis Media) Novus Quantitative Market Research May 2018 (data on file) PED Average Median Range Monthly OM Patients 156 90 35-600 Age of OM Patients (years) 3 3 0-25 ENT (61% pediatric) Average Median Range Monthly OM Patients 93 40 15-600 Age of OM Patients (years) 17 10 0-98 PED/ENTs manage a large number of OM patients ENTs manage a greater amount of chronic/recurrent OM PED ENT

U.S. Market Research (Impression and Stated Utilization of OP0201) Novus Quantitative Market Research May 2018 (data on file) AOM OME RAOM COME PED/ENTs are favorable to the OP0201 product profile (agree/strongly agree to the following statements) PED/ENTs intend to utilize OP0201 across all OM types 31% 50% 50% 57% 40% 54% 46% 57%

Surfactant Program (OP0201)

Overview of Surfactant Program (OP0201) Novel drug-device product being developed as a first-in-class treatment option for otitis media Proprietary formulation of two active ingredients Dipalmitoylphosphatidylcholine (DPPC) Cholesteryl palmitate (CP) Daily use nasal spray designed to help restore and maintain Eustachian tube (ET) function Lowers ET surface tension and promotes “de-sticking” Proof of concept successfully demonstrated in multiple animal species, plus supportive anecdotal evidence in humans Phase 1 program ongoing (includes trials with exploration of efficacy)

OP0201Preclinical Studies Chandrasekhar et al, Otology and Neurotology 2002;23:3–7 Venkatayan et al, Otolaryngology Head Neck Surgery 2001;124:388-93 Chandrasekhar and Mautone, Laryngoscope 2004;114:472-85 Study Description Animals Result 1 Administration of OP0201 in a metered dose aerosolized intranasal delivery system to healthy animals1 Gerbils + Mice Reduction of Eustachian tube passive opening pressure within minutes of administration 2 Administration of OP0201 in a metered dose aerosolized intranasal delivery system to animals with OME2 Gerbils Reduction in both the severity and duration of OME 3 Administration of OP0201 in a metered dose aerosolized intranasal delivery system to animals with AOM3 Chinchillas Reduction in both the severity and duration of AOM

Chinchillas with AOM (Study #3) Chandrasekhar and Mautone, Laryngoscope 2004;114:472-85 * * * P = 0.002 Middle Ears with Infection (Day 27) Inner Ears with Inflammation (Day 8) Tx initiated on day 1 Tx initiated on day 3 Tx initiated on day 1 Tx initiated on day 3

OP0201 Human Experience Prior to acquiring rights to the surfactant program, the inventors treated 9 human patients with various OM/ETD conditions Ages ranged from 4 – 75 years old Used for both treatment and prevention Some subjects used the product over many years Captured as case studies and reported to the FDA (also used in a patent application) Experience was consistent with the animal data Novus is currently conducting a 14-day safety/tolerability study in health adults subjects (2 cohorts of 15 subjects each) First cohort (30 mg/day) completed with no severe or serious adverse events Second cohort (60 mg/day) currently recruiting OM = otitis media; ETD = Eustachian tube dysfunction

OP0201 Human Experience (Case Study #4) Time 0 Patient begins to feel clearing of the ear and is able to open the Eustachian tube on sustained yawns Patient reports that ear has opened up; bubbles begin to form at the Eustachian tube orifice (air exchange) Endoscopic observation of an adult male with rhinitis and left clogged Eustachian tube Treatment with OP0201 Time 10 min Time 15 min ++erythema, boggy wet mucosa and copious thin mucus with a noticeable absence of bubbles at Eustachian tube orifice

Ongoing OP0201 Clinical Trials Safety/tolerability in 30 healthy adults Randomized, double-blind, placebo-controlled, parallel-group, dose-escalation design 14-days treatment with either 30 mg/day OP0201 or placebo (4:1) and 60 mg/day OP0201 or placebo (4:1) Topline data expected Q1 2019 Study OP0201-C-002 ClinicalTrials.gov: NCT03748758 Study OP0201-C-004 ClinicalTrials.gov: NCT03766373 Safety and exploration of efficacy in up to 24 adults with AOM (relief of ear pain) Randomized, double-blind, placebo-controlled, parallel-group design 1 hour observation following a single 20 mg dose of OP0201 or placebo (1:1) Pain relief will be captured utilizing pain scales and patient/clinician global assessments of change scales

Additional OP0201 Clinical Trials Planned clinical studies for 1H 2019 (data in 2019) Phase 1 safety and exploration of efficacy in children with OME (resolution of middle ear effusion) Phase 1 safety and pharmacodynamic effects in adults (effect on Eustachian tube function) Planned clinical studies for 2H 2019 (data in 2020+) Phase 2 safety and efficacy in children with AOM (treat AOM + prevent subsequent AOM/OME) Phase 2 safety and efficacy in children with COME (treat OME + restore hearing)

Otitis Externa

Common condition of the external ear canal involving inflammation and infection Inflammation and Infection Overview of Acute Otitis Externa IQVIA (IMS Health) NSP and NPA data for calendar 2015 Causes include trapped moisture, trauma, poor cleanliness, and chronic dermatologic conditions Chronic dermatologic conditions Symptoms include ear pain, itching, edema, reddening of the skin, and ear discharge Symptoms 6.7 million antibiotic prescriptions written for the ear annually in the U.S.1 Antibiotic prescriptions

Foam Program (OP0102)

Overview of Antibiotic Ear Foam Completed initial formulation work on second-generation combination drug product (OP0102) intended to be a clinically differentiated treatment option for AOE Addition of anesthetic for rapid pain relief (unmet need) Shorter treatment duration (less than 7-days) Novus developed an novel aerosol foam to be used as a drug delivery vehicle (ears, nose/sinus) Completed successful phase 2 clinical trial in AOE with a first-generation, antibiotic-only foam product (OP0101) Non-inferior to CIPRODEX® using 50% fewer doses AOE = acute otitis externa CIPRODEX is a registered trademark of Bayer AG, licensed to Alcon by Bayer AG

Intellectual Property Surfactant Patents and Applications 7 U.S. and 3 foreign patents (last to expire issued patent in the U.S. in Nov 2019 1 U.S. patent application, 1 International (PCT) patent application, and 2 foreign patent application (methods of use with expiration 2036+) 1 provisional patent application claiming novel drug substance and pharmaceutical compositions (composition of matter with expiration 2039+) 3 U.S. and 7 foreign patents (last to expire issued patent in the U.S. in Sep 2027) 2 U.S. patent applications, 1 of which has recently been allowed, and 3 foreign patent applications (allowed U.S. application will expire in Dec 2033, absent any adjustments) Foam Patents and Applications